Summary
Prospectus

February 28, 2022

Goldman Sachs Multi-Manager Alternatives Fund
Class P: GMMPX

Before you invest, you may want to review the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders and other information about the Fund online at www.gsamfunds.com/content/gsam/us/en/individual/literature-and-forms/literature.html. You can also get this information at no cost by calling 800-621-2550 or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated February 28, 2022, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Goldman Sachs Multi-Manager Alternatives Fund (the "Fund") seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees	1.90%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	1.00%
Dividend and Interest Payments and Other Expenses Relating to Securities Sold Short	0.06%
Remainder of Other Expenses	0.94%
Acquired Fund Fees and Expenses	0.11%
Total Annual Fund Operating Expenses[2]	3.01%
Fee Waiver and Expense Limitation[3]	(1.14%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	1.87%
1
The “Other Expenses” for Class P Shares have been restated to reflect expenses expected to be incurred during the current fiscal year.
2
The “Total Annual Fund Operating Expenses” do not correlate to the ratio of total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
3
Goldman Sachs Asset Management, L.P. (the “Investment Adviser” or “GSAM”) has agreed to (i) waive a portion of its management fee in order to achieve an effective net management fee rate of 1.57% as an annual percentage of the average daily net assets of the Fund; (ii) waive a portion of its management fee in an amount equal to the management fee paid to the Investment Adviser by each MMA Subsidiary (as defined below) at an annual rate of 0.42% of the MMA Subsidiary’s average daily net assets; (iii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, dividend and interest payments on securities sold short, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.194% of the Fund’s average daily net assets; and (iv) limit total annual operating expenses (excluding acquired fund fees and expenses, taxes, dividend and interest payments on securities sold short, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) of Class P Shares to 1.79%. The management fee waiver arrangements with respect to the fee paid by each MMA Subsidiary may not be discontinued by the Investment Adviser as long as its contract with the respective MMA Subsidiary is in place. The other arrangements will remain in effect through at least February 28, 2023, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same  (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class P Shares	$190	$823	$1,482	$3,247

2 Summary Prospectus — Goldman Sachs Multi-Manager Alternatives Fund
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended October 31, 2021 was 269% of the average value of its portfolio.
Principal Investment Strategies
The Fund generally seeks to achieve its investment objective by allocating its assets among multiple investment managers (“Underlying Managers”) who are unaffiliated with the Investment Adviser and who employ one or more non-traditional and alternative investment strategies including, but not limited to, Equity Long Short, Dynamic Equity, Event Driven and Credit, Relative Value, Tactical Trading, and Opportunistic Fixed Income Strategies, each of which is described below.
The Fund will primarily invest in a portfolio of (i) equity securities, including common and preferred stocks, convertible securities, rights and warrants, depositary receipts, real estate investment trusts (“REITs”), pooled investment vehicles, including other investment companies, exchange-traded funds (“ETFs”), European registered investment funds (“UCITS”) and private investment funds, and partnership interests, including master limited partnerships (“MLPs”); (ii) fixed income and/or floating rate securities, including debt issued by corporations, debt issued by governments (including the U.S. and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, covered bonds, notes, debentures, debt participations, convertible bonds, non-investment grade securities (commonly known as “junk bonds”), bank loans (including senior secured loans) and other direct indebtedness; (iii) mortgage-backed and other mortgage-related securities, asset-backed securities, municipal securities, to be announced (“TBA”) securities, and custodial receipts; (iv) currencies; and (v) unregistered securities, including, for example, restricted securities eligible for resale pursuant to an exemption from registration under the Securities Act of 1933, as amended (“Securities Act”). The Fund’s investments may be publicly traded or privately issued or negotiated. The Fund may invest without restriction as to issuer capitalization, country, currency, maturity or credit rating.
The Fund’s investments may include securities of U.S. and foreign issuers, including securities of issuers in emerging countries and securities denominated in a currency other than the U.S. dollar. Up to 15% of the Fund’s net assets may be invested in illiquid investments. The Fund does not have a target duration. The Fund may invest in stock, warrants and other securities of special purpose acquisition companies (“SPACs”), including for purposes of effectuating the Event Driven and Relative Value strategies that are described below. A SPAC is typically a publicly traded company that raises funds through an initial public offering (“IPO”) for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO.
The Fund will also invest in derivatives for both hedging and non-hedging purposes (although no Underlying Manager is required to hedge any of the Fund’s positions or to use derivatives). The Fund’s derivative investments may include (i) futures contracts, including futures based on equity or fixed income securities and/or equity or fixed income indices, interest rate futures, currency futures and swap futures; (ii) swaps, including equity, currency, interest rate, total return, variance and credit default swaps, and swaps on futures contracts; (iii) options, including long and short positions in call options and put options on indices, individual securities or currencies, swaptions and options on futures contracts; (iv) forward contracts, including forwards based on equity or fixed income securities and/or equity or fixed income indices, currency forwards, interest rate forwards, swap forwards and non-deliverable forwards; and (v) other instruments, including structured securities, exchange-traded notes, and contracts for differences (“CFDs”). As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments, including money market funds, repurchase agreements, cash and time deposits.
The Fund may use leverage (e.g., through borrowing and/or the use of derivatives). As a result, the sum of the Fund’s investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time.
The Fund may take long and/or short positions in a wide range of asset classes, including equities, fixed income, commodities and currencies, among others. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.
The Fund may implement short positions through short sales of any instrument (including ETFs) that the Fund may purchase for investment or by using options, swaps, futures, forwards, and other derivatives. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset that it does not currently own at a specified price and time in the future. This gives the Fund a short position with respect to that asset.
The Fund intends to gain exposure to the commodities markets primarily by investing in five wholly-owned subsidiaries of the Fund, each organized as a company under the laws of the Cayman Islands (together, the “MMA Subsidiaries”). The MMA Subsidiaries are advised by the Investment Adviser and subadvised by one or more Underlying Managers. The Fund may also gain exposure to the commodities markets through investments in other investment companies, ETFs or other pooled investment vehicles.
The Fund may invest up to 25% of its total assets in aggregate in the MMA Subsidiaries. The MMA Subsidiaries primarily obtain their commodity exposure by investing in commodity-linked derivative instruments (including, but not limited to, commodity futures, commodity options and commodity-linked swaps). Commodity futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of, or economic exposure to the price of, a commodity or a specified basket of commodities at a future time. An option on commodities gives the purchaser the right (and the writer of the option the obligation) to assume a position in a commodity or a specified basket of commodities at a specified exercise price within a specified period of time. Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependent upon the price of the underlying commodity or commodity index over the life of the swap. The value of commodity-linked derivatives will rise and fall in response to changes in the underlying commodity or commodity index. Commodity-linked derivatives expose the MMA Subsidiaries and the Fund economically to movements in commodity prices. Such instruments may be leveraged so that small changes in the underlying commodity prices would result in disproportionate changes in the value of the swaps. Neither the Fund nor the MMA Subsidiaries invest directly in physical commodities. The

3 Summary Prospectus — Goldman Sachs Multi-Manager Alternatives Fund
MMA Subsidiaries also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).
From time to time, the Investment Adviser may, for short or longer-term periods, select a transition manager to transition a portion of Fund assets from one Underlying Manager to another, or, at the direction of the Investment Adviser, to implement a sub-strategy with an objective of providing investment results that seek to correspond, before fees and expenses, to the performance of a specified index. The Investment Adviser or an Underlying Manager, on behalf of the Fund, may obtain passive exposure to a particular sub-asset class from time to time by making an index-based investment (e.g., in an ETF).
Management Process
The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission (“SEC”). Under the exemptive order, the Investment Adviser has the ultimate responsibility, subject to oversight by the Fund’s Board of Trustees, to oversee the Underlying Managers and recommend their hiring, termination and replacement. The initial shareholder of the Fund approved the Fund’s operation in this manner and reliance by the Fund on this exemptive order. The Investment Adviser determines the percentage of the Fund’s portfolio allocated to each Underlying Manager in order to seek to achieve the Fund’s investment objective. The Investment Adviser’s Alternative Investments & Manager Selection (“AIMS”) Group is responsible for making recommendations with respect to hiring, terminating, or replacing the Fund’s Underlying Managers, as well as the Fund’s asset allocations. With respect to the Fund, the AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction, and risk management.
The Investment Adviser may determine to allocate the Fund’s assets to Underlying Managers employing all or a subset of the nontraditional and alternative strategies described below at any one time, and may change those allocations from time to time in its sole discretion and without prior notice to shareholders. In the future, the Investment Adviser may also determine to allocate the Fund’s assets to Underlying Managers employing other strategies not described herein. The descriptions of the investment strategies below are subjective, are not complete descriptions of any strategy and may differ from classifications made by other investment advisers that implement similar investment strategies. The Investment Adviser’s determination of the strategy shall govern.
Equity Long Short Strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Equity Long Short managers may, for example, buy stocks that they expect to outperform or that they believe to be undervalued, and may also sell short stocks that they believe will underperform, or that they believe to be overvalued. Within this framework, Equity Long Short managers may exhibit a range of styles, including longer term buy-and-hold investing and/or shorter term trading styles. The portion of the Fund’s assets invested in equity long/short strategies may cumulatively represent a net short or net long position (though are typically net long).
Dynamic Equity Strategies generally involve investing in equity instruments, often with a long term view. Dynamic Equity Strategies are long-biased strategies and may have low excess return correlations to traditional long-only equity strategies. Dynamic Equity Strategies are less likely to track a benchmark than traditional long-only strategies. Dynamic Equity managers are less constrained than traditional long-only managers with respect to factors such as position concentration, sector and country weights, style, and market capitalization. Dynamic Equity managers may hedge long positions and may also purchase, in addition to equity investments, bonds, options, preferred securities, and convertible securities, among others.
Event Driven and Credit Strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. These strategies may include, among others, Merger Arbitrage, Distressed Credit, Opportunistic Credit, and Value With a Catalyst investing styles. Merger Arbitrage investing involves long and/or short investments in securities affected by a corporate merger or acquisition. Distressed Credit investing typically involves the purchase of securities or other financial instruments—usually bonds or bank loans—of companies that are in, or are about to enter, bankruptcy or financial distress. Opportunistic Credit investing generally involves investing across the capital structure (which could include, investing in both mezzanine debt and convertible securities of an issuer and/or adjusting exposures across fixed income and floating rate market segments based on perceived opportunity and current market conditions). This can be done by taking a long position in a credit security or other financial instrument that is believed to be underpriced or a short position in a credit security or other financial instrument that is believed to be overpriced. Value With a Catalyst investing involves taking a view on the likelihood and potential stock price outcome of corporate events such as divestitures, spin-offs, material litigation, changes in management, or large share buybacks.
Relative Value Strategies seek to identify and benefit from price discrepancies between related assets (assets that share a common financial factor, such as interest rates, an issuer, or an index). Relative Value opportunities generally rely on arbitrage (the simultaneous purchase and sale of related assets) that may exist between two issuers or within the capital structure of a single issuer. Relative Value Strategies attempt to exploit a source of return with low correlation to the market. Relative Value Strategies include, among others, fixed income arbitrage, convertible arbitrage, volatility arbitrage, statistical arbitrage and equity market neutral strategies.
Tactical Trading Strategies seek to produce total return by long and short investing across global fixed income, currency, equity, and commodity markets. Tactical Trading managers may employ various investment styles of which the two major strategies are global macro and managed futures. Tactical Trading managers that employ a global macro style may select their investments based upon fundamental and/or technical analysis. Tactical Trading managers that employ a managed futures style may use quantitative modeling techniques (for example, determining an asset’s value based upon an analysis of price history, price momentum, and the asset’s value relative to that of other assets, among other factors). Tactical Trading managers typically have no structural bias to be long, short, or neutral but at any given time may have significant long or short exposures in a particular market or asset class. Along with other markets, Tactical Trading Managers may invest in commodity related instruments including but not limited to commodity futures and commodity exchange traded funds. Commodity markets are influenced by, among other things, changing supply and demand relationships, weather, governmental, agricultural, commercial and trade programs and policies designed to influence commodity prices, world political and economic events, and changes in interest rates.
Opportunistic Fixed Income Strategies seek to deliver positive absolute returns in excess of cash investments regardless of economic cycle (i.e., downturns and upswings) or cyclical credit availability. Opportunistic Fixed Income managers seek to maintain diversified exposure across various fixed income and floating rate market

4 Summary Prospectus — Goldman Sachs Multi-Manager Alternatives Fund
segments, with a focus on more liquid markets, assessing the relative value across sectors and adjusting portfolio weightings based on opportunity. Opportunistic Fixed Income managers generally employ a bottom up credit analysis approach and a value aspect in selecting investments, utilizing long and short investments, as well as some notional leverage. Opportunistic Fixed Income managers may seek exposure to potential income generators including, among others, global emerging markets, investment grade and high yield debt markets, convertible bonds, and bank loans.
Additional Information
The Fund’s primary benchmark index is the ICE BofAML Three-Month U.S. Treasury Bill Index.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. The investment program of the Fund is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The Fund should not be relied upon as a complete investment program. The Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of the Fund will be achieved. Moreover, certain investment techniques which the Fund may employ in its investment program can substantially increase the adverse impact to which the Fund’s investments may be subject. There is no assurance that the investment processes of the Fund will be successful, that the techniques utilized therein will be implemented successfully or that they are adequate for their intended uses, or that the discretionary element of the investment processes of the Fund will be exercised in a manner that is successful or that is not adverse to the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. Investors should carefully consider these risks before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Absence of Regulation Risk.  The Fund engages in over-the-counter (“OTC”) transactions, which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges.
Call/Prepayment Risk. An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Commodity Sector Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked investments in which the MMA Subsidiaries may invest may involve counterparties in the financial services sector, and events affecting the financial services sector may cause the MMA Subsidiaries’, and therefore the Fund’s, share value to fluctuate.
Counterparty Risk. Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with OTC transactions. Therefore, in those instances in which the Fund enters into uncleared OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses. Because the Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants (“FCMs”) on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Fund, the Fund may be subject to greater counterparty risk than if it were managed directly by the Investment Adviser.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.
Derivatives Risk. The Fund's use of  options, forwards, futures, swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Expenses Risk. By investing in pooled investment vehicles (including private investment funds, investment companies, ETFs, UCITS and money market funds), partnerships and REITs indirectly through the Fund, the investor will incur not only a proportionate share of the expenses of the other pooled investment vehicles, partnerships and REITs held by the Fund (including operating costs and investment management fees), but also the expenses of the Fund. The Fund’s multi-manager approach may also result in additional expenses.
Extension Risk.  An issuer could exercise its right to pay principal on an obligation held by the Fund  (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.
Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations,

5 Summary Prospectus — Goldman Sachs Multi-Manager Alternatives Fund
trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries.
Geographic Risk. If the Fund focuses its investments in issuers located in a particular country or geographic region, it will subject the Fund, to a greater extent than if investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.
High Portfolio Turnover Risk.  Some or all of the strategies utilized by the Fund may involve frequent and active trading and have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and/or may generate a greater amount of short-term capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate. Active trading in derivatives will have the same effects but will not always be reflected in the Fund’s portfolio turnover rate.
Index Risk.  To the extent that an index-tracking strategy is used with respect to a portion of the Fund’s assets, including through investment in an ETF that seeks to track an index or implementation of a sub-strategy by a transition manager, the Fund will be negatively affected by general declines in the securities and asset classes represented in the relevant index. There is no guarantee that the Fund, or relevant portion of the Fund, will achieve a high degree of correlation to the relevant index. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability, or the ability of an ETF in which it invests, to adjust its exposure to the required levels in order for the relevant portion of the Fund to track the relevant index. In addition, because that portion of the Fund is not “actively” managed, unless a specific security is removed from the relevant index, the Fund or an ETF in which it invests generally would not sell a security because the security’s issuer was in financial trouble. At times when an index- tracking strategy is used with respect to a portion of the Fund’s assets, the Fund’s performance could be lower than funds that may actively shift all of their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Investment Style Risk.  Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund employs various non-traditional and alternative investment styles, and may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's   NAV  and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Leverage Risk.  Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage the sum of the Fund’s investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund's investment portfolio may be subject.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell securities, at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries.
Loan-Related Investments Risk. In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and

6 Summary Prospectus — Goldman Sachs Multi-Manager Alternatives Fund
more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender or counterparty (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund's redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).
Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans generally have greater price volatility than senior loans and may be less liquid. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
Management and Model Risk.  A strategy implemented by an Underlying Manager may fail to produce the intended results. Certain Underlying Managers may attempt to execute strategies for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that an Underlying Manager’s use of quantitative models will result in effective investment decisions for the Fund. An Underlying Manager may occasionally make changes to the selection or weight of individual securities, currencies or markets in the Fund, as a result of changes to a quantitative model, the method of applying that model, or the judgment of the Underlying Manager. Commonality of holdings across quantitative money managers may amplify losses.
Market Risk. The value of the securities in which the Fund  invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Mid-Cap and Small-Cap Risk.  Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.
Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
Multi-Manager Approach Risk. The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. Underlying Managers make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that an Underlying Manager may purchase an investment for the Fund at the same time that another Underlying Manager sells the same investment, resulting in higher expenses without accomplishing any net investment result; or that several Underlying Managers purchase the same investment at the same time, without aggregating their transactions, resulting in higher expenses. Moreover, the Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund.
Some Underlying Managers have little experience managing registered investment companies which, unlike the private investment funds these Underlying Managers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. The Investment Adviser and the Fund have received an exemptive order from the SEC that permits the Investment Adviser to engage additional Underlying Managers, to enter into subadvisory agreements with those Underlying Managers, and to materially amend any existing subadvisory agreement with Underlying Managers, upon the approval of the Board of Trustees and without shareholder approval.
NAV Risk.  The NAV of the Fund and the value of your investment will fluctuate.
Non-Hedging Foreign Currency Trading Risk. The Fund may engage in forward foreign currency transactions for hedging and non-hedging purposes. An Underlying Manager may purchase or sell foreign

7 Summary Prospectus — Goldman Sachs Multi-Manager Alternatives Fund
currencies through the use of forward contracts based on the Underlying Manager’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Underlying Manager seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Underlying Manager’s expectations may produce significant losses to the Fund. Some of these transactions may also be subject to interest rate risk.
Non-Investment Grade Fixed Income Securities Risk. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Short Position Risk. The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested and may be unlimited. To the extent that the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.
Sovereign Default Risk.  An issuer of non-U.S. sovereign debt, or the governmental authorities that control the repayment of the debt, may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of foreign debt or foreign currency exchange rates.
Special Purpose Acquisition Companies Risk. The Fund may invest in stock, warrants and other securities of SPACs. SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions in a predetermined time frame (typically 18-24 months). The value of a SPAC’s securities is particularly dependent on the ability of its management to identify and complete a profitable acquisition. The values of investments in SPACs may be highly volatile and these investments may also have little or no liquidity. An attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns.
Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
Subsidiary Risk.  The MMA Subsidiaries are not registered under the Investment Company Act and will not be subject to all the investor protections of the Investment Company Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the MMA Subsidiaries to operate as described in the Prospectus and the SAI and could adversely affect the Fund.
Swaps Risk.  In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund or the MMA Subsidiaries to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Tax Risk.  The Fund will seek to gain exposure to the commodity markets primarily through investments in the MMA Subsidiaries. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). However, the Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. The IRS issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act. In connection with issuing such revenue procedure, the IRS has revoked the Note Rulings on a prospective basis. In light of the revocation of the Note Rulings, the Fund intends to limit its investments in commodity index-linked structured notes.
Applicable Treasury regulations treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (i) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.
In reliance on an opinion of counsel, the Fund may gain exposure to the commodity markets through investments in the MMA Subsidiaries.
The tax treatment of the Fund’s investments in the MMA Subsidiaries may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS (which may be retroactive) that could affect whether income derived from such investments is “qualifying income” under Subchapter M of Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. If the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” the Fund may fail to qualify as a regulated investment company (RIC) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government securities  issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential

8 Summary Prospectus — Goldman Sachs Multi-Manager Alternatives Fund
liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government securities will not have the funds to meet their payment obligations in the future.
Underlying Manager Risk.  Underlying Managers may employ a derivation of their privately offered hedge fund strategies, with notable key differences, as these vehicles are not registered under the Investment Company Act and, therefore, are subject to fewer regulatory restraints than the Fund. These restrictions include, but are not limited to, factors such as leverage, concentration and liquidity. The risk/return profile of the strategies employed for the Fund may differ from the Underlying Manager’s other strategies. In addition, an Underlying Manager may trade less complex instruments for the Fund or may trade at differing frequencies or times for the Fund. The Fund may be disadvantaged by buying or selling investments at later times than the same investments are bought or sold for the Underlying Manager’s other funds or accounts (subject to applicable law and the Underlying Manager’s policies and procedures). As a result of the foregoing, amongst other things, the Fund’s performance may differ materially from the Underlying Manager’s other strategies.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at https://www.gsam.com/content/dam/gsam/pdfs/us/en/fund-resources/monthly-highlights/retail-fund-facts.pdf or by calling the phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (CLASS P)

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	6.04%	June 30, 2020
Worst Quarter Return	-4.72%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	Since Inception	Inception Date
Class P Shares			4/16/2018
Returns Before Taxes	6.20%	4.72%
Returns After Taxes on Distributions	6.20%	4.63%
Returns After Taxes on Distributions and Sale of Fund Shares	3.67%	3.62%
ICE BofAML Three-Month U.S. Treasury Bill Index (reflects no deductions for fees or expenses)	0.05%	1.19%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Investment Adviser Portfolio Managers:  Betsy Gorton, CFA, Managing Director, has managed the Fund since 2015; Peter Seok, Vice President, has managed the Fund since 2021; and Jennifer Stack, Managing Director, has managed the Fund since 2021.
As of the date of the Prospectus, Algert Global LLC (“Algert”), Artisan Partners Limited Partnership (“Artisan Partners”), Bardin Hill Arbitrage IC Management LP (“Bardin Hill”), Brigade Capital Management, LP (“Brigade”), Crabel Capital Management, LLC (“Crabel”), GQG Partners LLC (“GQG Partners”), Longfellow Investment Management Co., LLC (“Longfellow”), Marathon Asset Management, L.P. (“Marathon”), River Canyon Fund Management LLC (“River Canyon”), Russell Investments Commodity Advisor, LLC (“RICA”), TCW Investment Management Company LLC (“TCW”), and Wellington
Management Company LLP (“Wellington”) are the Underlying Managers (investment subadvisers) for the Fund. Crabel also serves as the Underlying Manager for one or more MMA Subsidiaries.
Buying and Selling Fund Shares
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.
You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

9 Summary Prospectus — Goldman Sachs Multi-Manager Alternatives Fund
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through an intermediary that is authorized to offer Class P Shares, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary’s website for more information.

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12 Summary Prospectus — Goldman Sachs Multi-Manager Alternatives Fund
MMALTSUM-22P